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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2002

INTERNATIONAL BANCSHARES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission File Number 0-9439

Texas (State or other Jurisdiction of incorporation or organization)	74-2157138 (I.R.S. Employer Identification No.)

1200 San Bernardo, Laredo, Texas (Address of principal executive offices)	78040-1359 (ZIP Code)

(Registrant's telephone number, including area code) (956) 722-7611

None

(Former name or former address, if changed since last report)

Item 5. Other Events

        On August 28, 2002, International Bancshares Corporation issued a news release announcing the declaration of a thirty seven cents per share cash dividend for all holders of Common Stock, $1.00 par value, of record on September 27, 2002 with said cash dividend to be payable on October 15, 2002. The news release, attached hereto and filed herewith as Exhibit 99, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

c.	Exhibits
The following exhibit is filed as part of this report:
(99) News release of International Bancshares Corporation dated August 28, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION (REGISTRANT)
By:	/s/ DENNIS E. NIXON DENNIS E. NIXON, President, and Chief Executive Officer

Date: August 28, 2002

EXHIBIT INDEX

Exhibit Number	Description	Page Number
99	News Release of International Bancshares Corporation dated August 28, 2002.	5

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SIGNATURES
EXHIBIT INDEX